UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2021

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Global Select Market

          Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company ☐

          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, Splunk Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission disclosing Douglas Merritt stepping down as President and Chief Executive Officer (“CEO”) of the Company and the appointment of Graham Smith as the Company’s interim CEO. This Amendment No. 1 to the Original Form 8-K is being filed by the Company to disclose changes to the compensation of Mr. Merritt in connection with his stepping down.

As part of his transition, on November 22, 2021, the Company entered into an amendment to Mr. Merritt’s employment offer letter dated November 16, 2015, as amended by letter agreements effective as of March 20, 2019 and April 24, 2020 (the “Merritt Offer Letter”), pursuant to which Mr. Merritt resigned from the Company’s Board of Directors (the “Board”) and confirmed his position as strategic advisor to the interim CEO. The amendment also provides that the Company will not terminate Mr. Merritt’s employment other than for “Cause” (as defined in the Merritt Offer Letter) prior to February 1, 2022. There have been no other changes to Mr. Merritt’s compensation or employment terms.

Mr. Merritt will remain entitled to certain protections related to his termination of employment by the Company under certain circumstances as provided in the Merritt Offer Letter, as amended. A summary of Mr. Merritt’s Offer Letter is set forth in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders filed with the SEC on May 4, 2021 under the caption “Executive Compensation—Compensation Discussion and Analysis—Discussion of Our Fiscal 2021 Executive Compensation Program—Components of our Compensation Program and Fiscal 2021 Compensation—Severance and Change in Control-Related Benefits.”

The foregoing summary of the Merritt Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merritt Offer Letter, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022.

Further, in connection with Mr. Merritt’s departure from the Board, the Board decreased the size of the Board to ten directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

By:	/s/ Jason Child
Jason Child

Senior Vice President and Chief Financial Officer

Date: November 23, 2021